UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 12, 2005

Date of Report (date of earliest event reported)

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-306567	87-0638510
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

(Address of principal executive offices)

(801) 765-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On October 12, 2005, Raser Technologies, Inc. (the “Company”) entered into a Cooperative Research and Development Agreement (the “Agreement”) with the U.S. Army’s Tank Automotive Research Development and Engineering Center (“TARDEC”). Pursuant to the Agreement, the Company and TARDEC will investigate the possibility of using an integrated starter alternator (“ISA”) in military vehicles, using the Company’s motor technology as an ISA in the Army’s “Humvee,” and using the Company’s motor and controller technology in non-ISA applications in military vehicles. The Agreement offers the Company and TARDEC the opportunity to collaborate in the application of electromagnetic technology to military systems. The Company believes that this partnership will benefit both the Army and industry, favoring competitiveness, both in enhanced military systems performance and the transfer of technology to the commercial sector. The Company expects that the partnership will leverage TARDEC’s interest in militarized vehicles with the Company’s expertise in developing technology for high performance electromagnetic equipment and systems.

On October 17, 2005, the Company issued a press release announcing that the Company had entered into the Agreement with the U.S. Army. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the following: the Company’s beliefs about the performance capabilities of its technology, the Company’s beliefs about the application of its technology to military systems, vehicles and equipment, and the Company’s beliefs about the benefits of the Agreement to the Company, the commercial sector and the military. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ, including but not limited to, factors affecting the Company’s inability to achieve commercial acceptance of its technology and the Company’s inability to meet government technical and contractual requirements. In addition, please refer to the risk factors identified in our quarterly report on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We will not update any of the forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or changes in our expectations, except as required by law. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K.

Item 9.01.	Exhibits

(a)

Exhibit Number	Exhibit Title
99.1	Press Release dated October 17, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

/s/ William Dwyer
William Dwyer
Chief Financial Officer

Dated: October 19, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Press Release dated October 17, 2005